UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2018

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BMC STOCK HOLDINGS, INC.
(Exact Name Of Registrant As Specified In Its Charter)
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Delaware (State or other jurisdiction of incorporation)	1-36050 (Commission File Number)	26-4687975 (IRS Employer Identification No.)

Two Lakeside Commons 980 Hammond Drive, NE, Suite 500 Atlanta, GA 30328 (Address Of Principal Executive Offices) (Zip Code)

(678) 222-1219 (Registrant’s Telephone Number, Including Area Code)

Not Applicable Former Name or Former Address, if Changed Since Last Report
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 20, 2018, the board of directors (the “Board”) of BMC Stock Holdings, Inc. (the “Company”) appointed Cory J. Boydston as a Class III director, effective immediately. As a Class III director, Mrs. Boydston will serve on the Board until the Company’s 2019 annual meeting of stockholders and until her successor is duly elected and qualified. The Board has affirmatively determined that Mrs. Boydston is independent under the applicable rules and regulations of the Securities and Exchange Commission and the listing standards of the Nasdaq Stock Exchange.

Mrs. Boydston will participate in all director compensation and benefit programs in which the Company’s other non-employee directors participate, including an annual retainer of $75,000, an annual equity grant valued at $100,000 on the date of grant and any applicable retainers for committee service. Upon joining the Board, Mrs. Boydston will receive restricted stock units valued in an amount equal to a pro rata portion of the 2017 annual equity grant.

The Board also appointed Mrs. Boydston to serve on the Audit Committee of the Board.

There are no related party transactions involving Mrs. Boydston and the Company. There is no arrangement or understanding between Mrs. Boydston and any other person pursuant to which she was selected as a director. In addition, Mrs. Boydston has not been employed at the Company or any of its subsidiaries.

A copy of the Company’s press release announcing the appointment of Mrs. Boydston to the Board is attached hereto as Exhibit 99.1.

In addition, on March 20, 2018, Barry J. Goldstein notified the Board that he does not intend to stand for re-election as a director at the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”). The Board has reduced the size of the Board to nine directors and the number of Class II directors to two, effective as of the 2018 Annual Meeting.

A copy of the Company’s press release announcing the retirement of Mr. Goldstein from the Board is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description

99.1	Press Release issued by the Company on March 20, 2018
99.2	Press Release issued by the Company on March 20, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on March 20, 2018
99.2	Press Release issued by the Company on March 20, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC STOCK HOLDINGS, INC.

Date: March 20, 2018	By:	/s/ Lanesha Minnix
Lanesha Minnix
Senior Vice President, General Counsel & Corporate Secretary